UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT—April 22, 2003

COMMISSION FILE NUMBER 1-6780

RAYONIER INC.

Incorporated in the State of North Carolina

I.R.S. Employer Identification Number l3-2607329

50 North Laura Street, Jacksonville, Florida 32202

(Principal Executive Office)

Telephone Number: (904) 357-9100

RAYONIER INC.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99 Rayonier Reports First Quarter 2003 Earnings dated April 22, 2003

ITEM 9. REGULATION FD DISCLOSURE

The following information is being furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition” under Item 9 “Regulation FD Disclosure.”

On April 22, 2003, a press release was issued announcing first quarter 2003 consolidated earnings for Rayonier. A copy of the press release is attached hereto as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ HANS E. VANDEN NOORT
Hans E. Vanden Noort
Vice President and
Corporate Controller

April 22, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION

99	Rayonier Reports First Quarter 2003 Earnings, dated April 22, 2003	Furnished herewith

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